As filed with the Securities and Exchange Commission on February 10, 1997.
                                   Registration No. 333-1546

                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549
                          ____________________________

                          POST-EFFECTIVE AMENDMENT NO. 1
                               to the
                              FORM S-1
                         REGISTRATION STATEMENT
                              Under
                           THE SECURITIES ACT OF 1933
                          ____________________________

                         FNB BANCSHARES, INC.
                  (Exact name of registrant as specified in its charter)

     South Carolina                     6021
(State or other jurisdiction       (Primary Standard
of incorporation or organization)  Industrial Classification Code
                                   Number)

                                  57-1033165
                    (I.R.S. Employer Identification No.)



           5455 Sunset Boulevard, Lexington, South Carolina 29072
                         (803) 951-0501

     (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

               ___________________________________

                   V. Stephen Moss
                       President
                 Post Office Box 1539
                 Gaffney, South Carolina 29342
                    (864) 488-2265

     (Name, address, including zip code, and telephone number, including area code, of agent for service)

               ___________________________________

     Copies of all communications, including copies of all communications sent to agent for service, should be sent to:

     V. Stephen Moss               Neil A. Grayson, Esq.
     FNB Bancshares, Inc.          Nelson Mullins Riley & Scarborough, L.L.P.
     Post Office Box 1539          400 Colony Square, Suite 2200
     Gaffney, South Carolina 29342 Atlanta, Georgia 30361
     (864) 488-2265                (404) 817-6000
     (864) 487-8435                (404) 817-6050 (Fax)


     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [X]

The Registrant's offering was terminated on November 20, 1996. An aggregate of 616,338 shares of Common Stock were sold pursuant to the offering. The remaining 183,662 shares of Common Stock are hereby deregistered.

                              SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Gaffney, State of South Carolina, on February 6, 1997.
                                        FNB BANCSHARES, INC.


                                        By:   /s/ V. Stephen Moss

                                        V. Stephen Moss
                                        President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following in the capacities and on the dates indicated.


Signature                     Title               Date


*                                            February 6, 1997
Richard D. Gardner*           Director


*                                            February 6, 1997
Barry L. Hamrick              Director


*                                            February 6, 1997
Haskell D. Mallory            Director


*                                            February 6, 1997
Bill H. Mason                 Director


*                                            February 6, 1997
V. Stephen Moss               President,
                              Chief Executive Officer,
                              and Director

*                                            February 6, 1997
Harold D. Pennington, Jr.     Director


*                                            February 6, 1997
Harold D. Pennington, Sr.     Director

*                                            February 6, 1997
Heyward W. Porter             Director


*By: /s/ V. Stephen Moss

     V. Stephen Moss
     Attorney-In-Fact